SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Check the appropriate box:

___  Preliminary Information Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
_X_  Definitive Information Statement

                              MUSIC TONES LTD.
               (Name of Registrant as Specified in Its Charter)

                         MUSIC TONES LTD.
                   430 Ansin Boulevard, Suite G
                    Hallandale, Florida 33009
           ____________________________________________

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD MARCH 28, 1997
           ____________________________________________

     Notice is hereby given that a Special Meeting of Shareholders of Music Tones Ltd. will be held on Friday, March 28, 1997, at 9:00 a.m., Mountain Time, at the offices of Krys Boyle Freedman Scott & Sawyer, P.C., Suite 2700 South Tower, 600 17th Street, Denver, Colorado 80202, to consider the following matters:

     1. An amendment to the Company's Articles of Incorporation to change the name of the Company to "Simplex Medical Systems, Inc."

     2. The transaction of such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     Said meeting may be adjourned from time to time without notice other than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

     Only holders of the Company's $.0001 par value common stock of record at the close of business on March 14, 1997, will be entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

     You are cordially invited to attend the meeting in person. If you cannot attend, we are not requesting that you return a proxy to us.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Nicholas G. Levandoski
                                    Vice President
Hallandale, Florida
March 17, 1997

                         MUSIC TONES LTD.
                   430 Ansin Boulevard, Suite G
                    Hallandale, Florida 33009
                  ______________________________

                      INFORMATION STATEMENT
                  ______________________________

                 SPECIAL MEETING OF SHAREHOLDERS
                          MARCH 28, 1997

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                 REQUESTED NOT TO SEND US A PROXY
         _______________________________________________

     The Information Statement will be first sent or given to shareholders on or about March 17, 1997, in connection with the Special Meeting of Shareholders to be held at the offices of Krys Boyle Freedman Scott & Sawyer, P.C., Suite 2700 South Tower, 600 17th Street, Denver, Colorado 80202, on March 28, 1997, at 9:00 a.m., Mountain Time (the "Special Meeting"). The purposes of the Special Meeting are stated in the Notice of Special Meeting.

     The securities entitled to vote at the Special Meeting consist of all of the issued and outstanding shares of the Company's $.0001 par value common stock (the "Common Stock"). The close of business on March 14, 1997 has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Special Meeting. As of the record date, there were 7,500,000 shares of Common Stock issued and outstanding.

     Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. Cumulative voting is not permitted. The presence at the Special Meeting of the holders of a majority of the number of shares of the Common Stock outstanding as of the record date will constitute a quorum for transacting business.

     The affirmative votes of the holders of the following number of shares of Common Stock entitled to vote are required for the following designated actions:

          Actions to be Taken           Vote Required
          ______________________        ___________________
          Approval of Amendment         Majority of Common
          to Articles of Incor-         Stock Outstanding
          poration to change the
          name to "Simplex
          Medical Systems, Inc."

     The affirmative vote of the majority of the shares represented at the Special Meeting will be required to approve any other matters that may come before the Special Meeting. The Officers, Directors and certain principal shareholders of the Company hold shares of Common Stock representing approximately 25.6% of the shares entitled to vote at the Special Meeting, and have indicated that they will vote for the approval of the proposal.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 6, 1997, as to the shares of the Common Stock beneficially owned by each person who is the beneficial owner of five percent (5%) or more of the Company's Common Stock, each Director of the Company, and all of the Company's Directors and Executive Officers as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.

    Name and Address                 Amount and Nature of          Percent
  of Beneficial Owners               Beneficial Ownership          of Class
  --------------------               --------------------          --------
Henry B. Schur                            1,042,500<1>               13.9%
2160 Poinciana Drive
Hallandale, FL 33009

Nicholas G. Levandoski                       -0-                     -0-
430 Ansin Boulevard, Suite G
Hallandale, FL 33009

John E. Trafton                             878,000                  11.7%
285 Sunrise Drive, Apt 16
Key Biscayne, FL 33149

All Directors and Officers                1,920,500<1>               25.6%
of the Company (4 Persons)
________________

<FN1>
Includes 862,500 share held of record by Mr. Schur's wife, 80,000 shares held by Mr. Schur's daughter and 100,000 shares held in trust for Mr. Schur's daughter.

        AMENDMENT TO ARTICLES OF INCORPORATION CONCERNING NAME CHANGE

     The Company's Board of Directors has approved an amendment to the Company's Articles of Incorporation to change the Company's name to Simplex Medical Systems, Inc. This change is being proposed to reflect the Company's recent acquisition of the Florida corporation named Simplex Medical Systems, Inc.

VOTING AND BOARD OF DIRECTORS RECOMMENDATIONS

     An affirmative vote of a majority of the shares outstanding will be required to approve the proposed amendment to the Company's Articles of Incorporation.

     The Board of Directors recommends approval of the amendment.

                      SHAREHOLDER PROPOSALS

     The Board of Directors has not yet determined the date on which the next annual meeting of the shareholders will be held. Any proposal by a shareholder intended to be presented at the Company's next annual meeting of shareholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to shareholders in order to be included in the Company's information or proxy statement relating to that meeting.

                          OTHER BUSINESS

     As of the date of this Information Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. A majority vote of the shares represented at the Meeting is necessary to approve any such matters.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Nicholas G. Levandoski
                                   Vice President
Hallandale, Forida
March 17, 1997
                               -3-